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                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549



                                  FORM 8-K

                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934




                               March 31, 1998
      ----------------------------------------------------------------
              Date of Report (Date of earliest event reported)



                   First Merchants Acceptance Corporation
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           (Exact name of registrant as specified in its charter)




           Delaware                      0-24686               36-3759045
----------------------------          ------------       --------------------
(State or other jurisdiction          (Commission            (IRS Employer
       of incorporation)              File Number)        Identification No.)





          570 Lake Cook Road, Suite 126, Deerfield, Illinois  60015
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       (Address of principal executive offices)            (Zip Code)



                               (847) 948-9300
                       -------------------------------
                       (Registrant's telephone number)





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ITEM 5.  OTHER EVENTS.

     On March 31, 1998, First Merchants Acceptance Corporation (the "Registrant") issued a press release, a copy of which is attached as Exhibit
99.1 to this Form 8-K and incorporated herein by reference.


ITEM 7.  EXHIBITS.

     Exhibit 99.1  Press release of the Registrant, dated March 31, 1998.






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                                  SIGNATURE


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   FIRST MERCHANTS ACCEPTANCE CORPORATION



                                           /s/ William N. Plamondon
                                   -------------------------------------
                                   William N. Plamondon
Dated: April 7, 1998               President and Chief Executive Officer






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                                EXHIBIT INDEX



============================================================================
EXHIBIT |                                                      |           |
  NO.   |                      DESCRIPTION                     |           |
------- |                      -----------                     |           |
============================================================================
        |                                                      |           |
 99.1   | Press release of the Registrant, dated March 31, 1998|           |
============================================================================